Exhibit 10.11.1

FIRST AMENDMENT TO THE SUPPLY AGREEMENT

BY AND BETWEEN

SERACARE LIFE SCIENCES, INC. AND HUMACYTE, INC.

This amendment to the Supply Agreement (the “Amendment”) is made and entered into as of October 12, 2018 (the “Amendment Effective Date”), by and between SeraCare Life Sciences, Inc. (“Supplier”) and Humacyte, Inc. (“Purchaser”). Capitalized terms used but not defined herein shall have the meaning given to them in that certain Supply Agreement, dated January 9, 2014, by and between Supplier and Purchaser (the “Supply Agreement”), and terms defined herein shall be used in the Supply Agreement as amended hereby with the same meanings given to them herein.

WHEREAS, Supplier and Purchaser previously entered into the Supply Agreement, pursuant to which Supplier agreed to supply to Purchaser, and Purchaser agreed to purchase from Supplier, the Products, subject to the further terms and conditions set forth therein; and

WHEREAS, the Parties desire to amend certain terms and conditions of the Supply Agreement in furtherance of their ongoing commercial relationship;

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and each act performed hereunder by the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	The first sentence of the introductory paragraph of the Supply Agreement is hereby amended and restated in its entirety as follows:

This Supply Agreement (this “Agreement”) is entered into as of January 9, 2014 (the “Effective Date”), by and between Humacyte, Inc., a Delaware corporation having an address at 2525 East North Carolina Highway 54, Durham, North Carolina 27713-2201 (“Purchaser”), and SeraCare Life Sciences, Inc., a Delaware corporation having its principal place of business at 37 Birch Street, Milford, Massachusetts 01757 (“Supplier”).

2.	Section 1.9 of the Supply Agreement is hereby amended and restated in its entirety as follows:

“Force Majeure” shall mean, with respect to a Party’s failure to perform any obligation of this Agreement, any event or condition not within the reasonable control of such Party that such Party could not have avoided or cannot overcome, in each case by exercising due diligence. Without limiting the foregoing, the following will constitute events or conditions of Force Majeure: riots, war, prolonged shortage of energy supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning, explosion and any other cause similar to the kind herein enumerated, in each case not within the reasonable control of the affected Party and which by exercise of due diligence the affected Party could not have avoided or cannot overcome. With respect to Supplier, Supplier’s inability to obtain raw materials through no fault of its own, and despite its exercise of due diligence with respect thereto, shall constitute a Force Majeure. In the event of any dispute, the Party claiming to be affected by Force Majeure will bear the burden of proving to be affected in such way.”

3.	Section 1 of the Supply Agreement is hereby amended by adding a new Section 1.20, 1.21, 1.22, 1.23 and 1,24 thereto at the end thereof, such new sections to read as follows:

1.20 “Amendment Effective Date” means October 12, 2018.

1.21 “Backup Facility” shall have the meaning set forth in Section 5.9.1.

1.22 “Calendar Year” means a period of twelve (12) consecutive months beginning on January 1, except that the Calendar Year in which the Amendment Effective Date occurs shall commence on the Amendment Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term.

1.23 “Supply Interruption” shall have the meaning set forth in Section 5.5.1.

1.24 “Take or Pay Amount” shall have the meaning set forth in Section 5.1.2.

4.	Section 2 of the Supply Agreement is hereby amended and restated in its entirety as follows:

2. Scope. Supplier agrees to manufacture and supply the Products to Purchaser, and Purchaser agrees to order and purchase the Products from Supplier, during the Term and in accordance with the terms and conditions specified in this Agreement. Subject to the terms and conditions specified in this Agreement, Purchaser shall purchase, and Supplier shall supply, not less than [***] of Purchaser’s needs for the Products during each Calendar Year of the Term.

5.	Section 3 of the Supply Agreement is hereby amended and restated in its entirety as follows:

3. Pricing. The prices for the Products set forth on Exhibit C, as attached hereto, will apply as of the Amendment Effective Date through [***]. Thereafter the price remains the same and may only be modified in the event that, Supplier’s cost of raw materials either increases or decreases by [***] percent ([***]%) or more in which case Supplier may increase or decrease the price accordingly. In the event that said price change occurs, Purchaser may request an audit completed by an independent third-party auditor at the expense of Supplier in order to verify that said [***] percent ([***]%) change occurred. Review of pricing shall occur on an annual basis after [***] and will take place at least ninety (90) days prior to the end of the calendar year.

6.	Article 5 of the Supply Agreement is hereby amended and restated in its entirety as follows:

5. Forecasts, Purchase Orders and Obligation to Supply

5.1.	Except as otherwise set forth in this Article 5, the forecast and order procedures shall be as follows:

5.1.1	Not later than November 2, 2018, Purchaser will provide Supplier with a written [***] forecast setting forth the Purchaser’s requirements of each Product for each month during the succeeding [***] beginning January 1, 2019, Thereafter, Purchaser will update such forecast on [***]. The first [***] of each such [***] forecast shall be binding, with a forecast accuracy per Product for such [***] of [***] percent ([***]%) or better. For the avoidance of any doubt said [***] accuracy rate shall apply to Purchaser’s forecast for specific Products as well as to the total number of liters forecasted. Simultaneously with the delivery of each forecast to Supplier under this Section 5.1.1, Purchaser shall deliver to Supplier a purchase order for any Product quantities in the first [***] of such forecast for which purchase orders have not already been submitted in prior months. The Product quantities specified for the [***] through the [***] calendar months of forecasts delivered pursuant to this Section 5.1.1 shall be non-binding estimates of future Product requirements. The Parties agree that Purchaser has met its obligations under Section 5.1.1 with a forecast accuracy of [***] percent ([***]%) or better.

5.1.2	Not later than, in the case of Calendar Year 2019, November 2, 2018, or, in the case of any subsequent Calendar Year during the Term, [***] prior to the start of such Calendar Year, Purchaser shall submit to Supplier a forecast showing the aggregate number of units of each Product that Purchaser requires to be supplied by Supplier to Purchaser for the applicable Calendar Year. Such forecasted amounts shall become binding on the Parties upon Supplier’s acceptance thereof, The Parties acknowledge that in respect of Calendar Year 2018 (a) [***] and (b) [***]. The forecasted amounts referenced in the preceding sentences of this Section 5.1,2, as accepted by Supplier, are referred to herein as the “Take or Pay Amount” for the relevant Calendar Year. In addition, the Parties acknowledge that Purchaser has prior to the Amendment Effective Date provided to Supplier a preliminary forecast showing [***]. For the avoidance of any doubt, the preliminary forecast provided for in the preceding sentence is for informational purposes only and does not relieve Purchaser of its obligation to submit the Calendar Year 2019 forecast no later than November 2, 2018. In respect of each Product, following the end of each Calendar Year for which Purchaser has provided Supplier with, and Supplier has accepted, a Take or Pay Amount in respect of such Product, Supplier shall invoice Purchaser for, and Purchaser shall reimburse Supplier within [***] of receiving such invoice, an amount equal to the product of (i) [***] multiplied by (ii) [***]. The Parties agree that Purchaser has met its Take or Pay obligations under Section 5.1.2 with an annual forecast accuracy of [***] percent ([***]%) or better during the first year following the Amendment Effective Date; [***] percent ([***]%) or better for the second, and third year following the Effective Date; and [***] percent ([***]%) or better for the fourth, and fifth year following the Amendment Effective Date. For the avoidance of doubt, in the event that Purchaser purchases less than the forecast accuracy set forth in the preceding sentence, the Take or Pay Amount shall be calculated on [***] of said forecast. The provisions of this Section 5.1.2 are in addition to, and not by way of limitation of, the provisions of Section 5.1.1.

5.1.3	For purposes of Calendar Year 2019, not later than November 30, 2018, and, for purposes of each subsequent Calendar Year during the Term, not later than [***] prior to the first day of such Calendar Year, Purchaser shall submit to Supplier a non-binding forecast setting forth Purchaser’s anticipated requirements for supply by Supplier to Purchaser of Product in the aggregate for such Calendar Year plus the following [***] (for a total of [***]). Such forecast shall be a non-binding estimate of such future Product supply requirements.

5.1.4	Notwithstanding the foregoing Sections 5.1.1 through 5.1.3, Purchaser shall not be required to submit any forecasts or purchase orders for any time period outside of the then-current and any renewal Term.

5.2.	Each purchase order issued by Purchaser hereunder will indicate the requested delivery date, the invoicing address, the delivery address and the required quantities of Product. Purchaser may place such orders of the Products either on its behalf or on behalf of any of its Affiliates and in each order, Purchaser will specify on whose behalf such order was made. Unless otherwise agreed to by Supplier, Purchaser shall not order Product with a requested delivery date less than (i) [***] from the date that the applicable purchase order is received by Supplier, [***], or (ii) [***] from the date that the applicable purchase order is received by Supplier, [***]. Supplier will deliver the Products directly to the Purchaser or as specified in the purchase order.

5.3.	Provided that the Product quantities in a purchase order for a particular month, when taken together with all other purchase orders for such month, do not increase by more than [***] percent ([***]%) from the applicable Product quantities that were included when each such month was month [***] in a forecast submitted under Section 5.1.1 and the requested delivery dates on such purchase order conform to the requirements of Section 5.2, Supplier will review and accept such purchase order within [***] days after receipt thereof. Unless Supplier notifies Purchaser to the contrary within [***] of receipt of each such purchase order, Supplier will be deemed to have conclusively accepted such purchase order and waived any objections thereto.

5.4.	From time to time, due to unforeseen circumstances, Purchaser may deliver to Supplier a purchase order for Product quantities in excess of those specified in Purchaser’s forecasts submitted under Section 5.1.1 or 5,1.2. Upon Purchaser’s written request, Supplier shall use commercially reasonable efforts to provide Purchaser with such excess Product quantities but, except as otherwise provided in Section 5.3, shall not be obligated to do so if accommodating Purchaser would adversely impact Supplier’s ability to fulfill its .commitments to other customers or to supply its own requirements. For clarity, the provisions of this Section 5,4 do not limit Supplier’s obligations under Section 5.3.

5.5.	The following shall apply with respect to Supply Interruptions (as defined below):

5.5.1	In the event that Supplier determines that it will not be able to deliver any shipment of a Product by the date specified in a purchase order accepted by Supplier or anticipates it will be unable to meet any Product quantities set forth in any non-binding portion of any forecast (a “Supply Interruption”), Supplier will (i) promptly notify Purchaser of such Supply Interruption in writing, specifying the underlying reasons for such Supply Interruption, remedial measures proposed or taken with respect thereto, and the date that Supplier anticipates such Supply Interruption will end, and (ii) update such notice (including with respect to remedial measures proposed or taken and the projected or actual end date of such Supply Interruption) to Purchaser on a rolling basis and as soon as practicable.

5.5.2	With respect to any Supply Interruption that causes Supplier to be unable to perform the heating services specified on Exhibit [D] (the “Heating Services”; any such Supply Interruption, a “Heating Services Interruption”), (i) Supplier shall use its best efforts to resolve such Heating Services Interruption as soon as possible; (ii) Purchaser shall be entitled to terminate this Agreement in full immediately upon notice to Supplier given at any time during the continuation of the Heating Services Interruption, and (iii) [***] supplier designated by Purchaser or to Purchaser itself, as Purchaser may direct.

5.5.3	With respect to any Supply Interruption not constituting a Heating Services Interruption, Supplier shall use commercially reasonable efforts to resolve such Supply Interruption and resume supply of the Products in accordance with Purchaser’s purchase orders and forecasts at the earliest possible time; provided, however, that during any period of Supply Interruption covered under this Section 5.5.3, Supplier shall at Purchaser’s request perform Heating Services for Purchaser on plasma that Purchaser may obtain from sources other than Supplier and provide to Supplier for the provision of Heating Services, in amounts consistent with Purchaser’s forecasts and purchase orders pursuant to Sections 5.1 and 5.3 or as otherwise agreed by the Parties, subject to Purchaser’s payment of the applicable service fees for such Heating Services as are specified on Exhibit D in lieu of any other amounts due hereunder. In the event that a Supply Interruption covered under this Section 5.5.3 causes Supplier to be unable to fulfill all of Supplier’s supply obligations to its customers and Supplier’s own needs, Supplier shall accord first priority to the provision of Heating Services to Purchaser in accordance with the terms of this Section 5.5.3.

5.6.	If Supplier is unable to supply in accordance with Purchaser’s relevant purchase order(s) all or part of the Products as forecasted in Section 5.1 and ordered pursuant to Sections 5.2 and 5.3 and such failure continues for [***] or more, then Purchaser, at its sole discretion and in addition to any other remedies that may be available for breach of this Agreement, will have the right to cancel, at any time during the continuation of such failure to supply, part or all of the purchase order(s) that Supplier is unable to supply and to obtain supply of Products from a source other than Supplier without regard to the provisions of Section 2 during the period in which Supplier is unable to fulfill all of the purchase order(s) or forecast. The Parties agree that upon and after completion of Supplier’s expansion of its manufacturing facility to include sterile filling, the [***] period referenced above in this Section 5.6 will be shortened to [***].

5.7.	In the event that Supplier fails to supply Product(s) due to a Supply Interruption, Supplier shall, [***]. during the period in which Supplier is unable to fulfill all of the purchase order(s) or forecast. For the avoidance of any doubt, [***] for purchase of Product which Supplier is obligated to provide per a Supplier accepted purchase order.

5.8.	Purchaser may request that Supplier manufacture and supply a product that is manufactured in accordance with Purchaser’s customized specifications (“Custom Product”). The acceptance of such request shall be within Supplier’s sole discretion. The manufacture and supply of Custom Product shall be in accordance with the terms and conditions of this Agreement, provided that Supplier shall not be considered to be in breach or default of this Agreement if Supplier supplies in respect of a month included in a rolling forecast delivered by Purchaser to Supplier pursuant to Section 5.1.1 an amount of such Custom Product that is between [***] percent ([***]%) and [***] percent ([***]%) of the amount shown for such month when such month is month [***] in a forecast submitted under Section 5.1.1.

5.9.	In order to ensure continuity of supply of the Product(s), the following shall apply:

5.9.1	No later [***] Supplier shall establish, qualify with the relevant Regulatory Agencies, and begin the operation of a backup facility for the manufacture and supply of the Products to Purchaser (the “Backup Facility”). Such Backup Facility shall have the manufacturing capacity to meet Purchaser’s long-term demand for the Products (as reflected in Purchaser’s most recent [***] year forecast).

5.9.2	In the event that Supplier is no longer able to supply Product under the terms herein, it shall agree to sublicense the technology to Purchaser, or a new supplier mutually agreed upon by the Parties.

5.10	Supplier hereby represents that the source Products supplied to Purchaser hereunder shall have an origin of the United States, unless previously approved by the Purchaser.

7.	Section 17.1 of the Supply Agreement is hereby amended and restated in its entirety as follows:

“The term of this Agreement (the “Term”) will commence on the Effective Date and will continue until the fifth (5th) anniversary of the Amendment Effective Date, unless earlier terminated or extended as provided for herein. The Term will automatically be extended for successive one (1)-year periods unless, at least eighteen (18) months prior to the beginning of the relevant period, either Party delivers to the other written notice that it does not wish the Term of this Agreement to be so extended,”

8.	Section 17.4 is hereby deleted in its entirety,

9.	Section 18.5 of the Supply Agreement is hereby amended and restated in its entirety as follows:

All notices hereunder shall be in writing, delivered personally, by certified or registered mail, return receipt requested, by overnight courier, or by facsimile or electronic transmission, and shall be deemed to have been duly given when delivered personally or two (2) business days after the date when deposited in certified or registered mail, postage prepaid, or deposited with an overnight courier or the next business day after the date when sent by facsimile or electronic transmission, with proof of receipt, addressed as follows:

If to Purchaser:

Humacyte, Inc.

2525 East North Carolina Highway 54

Durham, North Carolina 27713-2201

Attention: Douglas Blankenship, Chief Financial Officer

Email: [***]

Fax: [***]

If to Supplier:

SeraCare Life Sciences, Inc.

37 Birch Street

Milford, Massachusetts 01757

Attention: Paul McEwan, Chief Financial Officer

Email: [***]

Fax: [***]

With a copy to:

SeraCare Life Sciences, Inc.

37 Birch Street

Milford, Massachusetts 01757

Attention: Carolyn Frasch, General Counsel

Email: [***]

Fax: [***]

10.	Exhibit C of the Supply Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto; and Exhibit D and Exhibit E hereto are hereby added as additional exhibits, designated Exhibit D and Exhibit E, respectively, to the Supply Agreement.

11.	Purchaser acknowledges that Supplier will be making [***]. The Parties understand that Purchaser’s Product requirements are conditioned upon Purchaser receiving FDA approval for its applicable pending human acellular vessel product. In the event that Purchaser at any time determines that it will not be able to obtain said FDA approval either then or in the future, it shall notify Supplier immediately of such determination. Following such notification, Purchaser shall reimburse Supplier for any and all direct capital costs [***] incurred by Supplier as of the date of Purchaser’s notification, less depreciation, [***], to the extent directly related to the Products or their manufacture. The Parties agree to review Supplier’s plans prior to their implementation, at which time Purchaser shall provide its consent to proceed provided that its total obligation is capped at [***] dollars ($[***] USD). The payment terms set forth in the Supply Agreement as amended by this Amendment shall apply in respect of Purchaser’s payment obligations under this Section.

12.	Except as modified by this Amendment, the terms of the Supply Agreement shall remain in effect. In the event of any conflict between the terms of this Amendment and the terms of the Supply Agreement, this Amendment shall control. The provisions of Article 18 of the Supply Agreement shall apply in respect of this Amendment mutatis mutandis as though set forth in full herein.

13.	For clarity, nothing in this Amendment shall affect the continued force and effect of the provisions of that certain letter agreement, dated June 20, 2018, between the Parties, the terms of which shall continue in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its officers thereunder duly authorized to be effective as of the Amendment Effective Date.

SERACARE LIFE SCIENCES, INC.		HUMACYTE, INC.

By:	/s/ Paul McEwan	By:	/s/ Douglas Blankenship
Name:	Paul McEwan	Name:	Douglas Blankenship
Title:	Chief Financial Officer	Title:	Chief Financial Officer
Date:	12 October 2018	Date:	12 October 2018

Exhibit C

Annual Liters	Product	Price Per Liter
0-5,999	[***]	[***]
[***]
	[***]	[***]
[***]
[***]
[***]

Annual Liters	Product	Price Per Liter
6,000-11,999	[***]	[***]
[***]
	[***]	[***]
[***]
[***]
[***]

Annual Liters	Product	Price Per Liter
12,000-17,999	[***]	[***]
[***]
	[***]	[***]
[***]
[***]
[***]

Annual Liters	Product	Price Per Liter
18,000-23,999	[***]	[***]
[***]
	[***]	[***]
[***]
[***]
[***]

Annual Liters	Product	Price Per Liter
24,000+	[***]	[***]
[***]
	[***]	[***]
[***]
[***]
[***]

Exhibit D

Heating Services

Cost per Liter to perform Heating Services: $[***] USD/L

Exhibit E

Scope and Contents of Heat Treatment Technology Transfer

[***]

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